Exhibit 99.1

Investor Presentation As of March 31, 2020

2 » Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through March 31, 2020, approximately $16.5 billion in contracts originated » From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million » Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida » Approximately 988 employees at March 31, 2020 » $1.0 billion contract originations in 2019; $266.0 million contract originations in three months ended March 2020 » $2.4 billion outstanding managed portfolio at March 2020

3 $1,000 $1,500 $2,000 $2,500 Total Managed Portfolio ($ in mm) $0.00 $2.00 $4.00 $6.00 $8.00 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% Return on Managed Assets (1)

4 CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Auto Dialer –Workflow Management Receivables Accounting System Credit Application Servicing Activities –Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

5 » Results influenced by transition to fair value accounting, early adoption of CECL and the pandemic (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. March 31, 2020 March 31, 2019 December 31, 2019 December 31, 2018 Interest Income 13.0% 14.4% 14.0% 16.2% Mark to Fin. Recs. at FV (1.7%) 0.0% 0.0% 0.0% Servicing and Other Income 0.3% 0.4% 0.4% 0.4% Interest Expense (4.4%) (4.6%) (4.6%) (4.3%) Net Interest Margin 7.2% 10.2% 9.8% 12.3% Provision for Credit Losses (0.6%) (4.0%) (3.6%) (5.7%) Core Operating Expenses (6.1%) (5.7%) (5.8%) (5.8%) Pretax Return on Assets 0.5% 0.4% 0.4% 0.8% Quarter Ended Twelve Months Ended

U.S. Auto Finance Market $1.2 trillion in auto loans outstanding as of Q4 2019 (1) Approximately 39% of autos financed in Q4 2019 were below “prime” (credit score less than 660) (1) Historically fragmented market Few dominant long - term players Significant barriers to entry Other National Industry Players Santander Consumer USA GM Financial/AmeriCredit Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. 6 (1) According to Experian Automotive

» Contracts purchased from dealers in 46 states across the U.S. » As of March 31, 2020 had 69 employee marketing representatives 7 87% 13% Factory Franchised Independent Contracts Purchased Three Months Ended March 31, 2020

$266 $0 $200 $400 $600 $800 $1,000 $1,200 ($ in millions) 8 » Since inception through March 31, 2020 the Company has originated approximately $16.5 billion in contracts $1,003

$2,435 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions) 9

0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production 10 • 23% New • 8% Certified Pre - Owned • 69% Pre - owned • 46% Domestic • 54% Imports Primarily late model, pre - owned vehicles (1) Under the CPS programs for contracts purchased during three months ended March 31, 2020

11 » CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum (1) Under the CPS programs for contracts purchased during three months ended March 31, 2020. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 13.96% $21,579 $80,388 7.7 584 7% Super Alpha 16.37% $21,888 $72,484 7.1 559 12% Alpha Plus 18.09% $20,467 $62,136 5.4 561 21% Alpha 20.77% $18,246 $52,928 4.4 561 32% Standard 22.54% $15,284 $48,993 3.5 560 16% Mercury / Delta 23.89% $14,498 $43,900 2.5 557 8% First Time Buyer 23.85% $13,444 $39,168 2.4 564 4% Overall 19.82% $18,038 $55,887 4.6 562 100%

• Average age 42 years • Average time in job 5 years • Average time in residence 5 years • Average credit history 11 years • Average household income $55,887 per year • Percentage of homeowners 19% Borrower : • Average amount financed $18,038 • Weighted average monthly payment $486 • Weighted average term 68 months • Weighted average APR 19.6% • Weighted average LTV 115.7 % Contract: 12 (1) Under the CPS programs for contracts purchased during three months ended March 31, 2020.

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud 13 Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Early stage workload supplemented by automated intelligent predictive dialer, text message reminders and two - way text message communications. » Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

» $300 million in interim funding capacity through three credit facilities » $100 million with Fortress; revolves to April 2021, due in April 2023 » $100 million with Citibank; revolves to September 2020, due in September 2021 » $100 million with Ares / Credit - Suisse; revolves to November 2021, due in November 2023 » Regular issuer of asset - backed securities, providing long - term matched funding » $14.4 billion in 85 deals from 1994 through January 2020. » Completed 35 senior subordinated securitizations since the beginning of 2011. » In the January 2020 transaction, sold six tranches of rated bonds from triple “A” down to single “B” with a blended coupon of 3.08%. » Planned April 2020 ABS transaction postponed due to market interruption from pandemic. » At March 31,2020, total corporate debt of $18.3 million in subordinated unsecured retail notes. » May 2018, $40 million residual financing. 14

15 » Average of quarterly vintage cumulative net losses as of March 31, 2020 2017 2018 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 2006 2007 2013 2014 2015 2016 2017 2018 2019

16 » Average of quarterly vintage cumulative net losses as of March 31, 2020 2017 2018 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 2006 2007 2013 2014 2015 2016 2017 2018 2019

($ in millions) March 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Assets Cash 4.5$ 5.3$ 12.8$ 12.7$ Restricted cash 137.5 135.5 117.3 112.0 Finance receivables, net of allowance 660.4 885.9 1,454.7 2,195.8 Finance receivables, measured at fair value 1,559.7 1,444.0 821.1 - Deferred tax assets, net 58.4 15.5 19.2 32.4 Other assets 47.8 53.0 60.6 71.9 2,468.3$ 2,539.2$ 2,485.7$ 2,424.8$ Liabilities Accounts payable and accrued expenses 56.9$ 47.1$ 31.7$ 28.7$ Warehouse lines of credit 142.0 134.8 136.9 112.4 Residual interest financing 37.9 39.5 39.1 - Securitization trust debt 2,091.7 2,097.7 2,063.6 2,083.2 Subordinated renewable notes 18.3 17.5 17.3 16.6 2,346.8 2,336.6 2,288.6 2,240.9 Shareholders' equity 121.5 202.6 197.1 183.9 2,468.3$ 2,539.2$ 2,485.7$ 2,424.8$ 17 (1) Numbers may not add due to rounding.

18 ($ in millions) March 31, 2020 March 31, 2019 December 31, 2019 December 31, 2018 December 31, 2017 Revenues Interest income 79.2$ 85.8$ 337.1$ 380.3$ 424.2$ Mark to finance receivables measured at fair value (10.4) - - - - Other income 2.0 2.4 8.7 9.5 10.2 70.8 88.2 345.8 389.8 434.4 Expenses Employee costs 21.8 19.1 80.9 79.3 73.0 General and administrative 15.3 15.2 59.4 57.2 50.3 Interest 27.0 27.3 110.5 101.5 92.3 Provision for credit losses 3.6 24.0 85.8 133.1 186.7 67.7 85.6 336.6 371.1 402.3 Pretax income 3.1 2.6 9.2 18.7 32.1 Income tax expense (benefit) (2) (7.7) 0.9 3.8 3.8 28.3 Net income (benefit) 10.8$ 1.7$ 5.4$ 14.9$ 3.8$ EPS (fully diluted) 0.45$ 0.07$ 0.22$ 0.59$ 0.14$ Years EndedThree Months Ended (1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020.

19 (1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) March 31, 2020 March 31, 2019 December 31, 2019 December 31, 2018 December 31, 2017 Auto contract purchases 266.0$ 243.0$ 1,002.8$ 902.4$ 859.1$ Total managed portfolio 2,435.1$ 2,393.2$ 2,416.0$ 2,380.9$ 2,333.5$ Risk-adjusted margin (1) 40.2$ 37.0$ 149.5$ 155.2$ 155.3$ Core operating expenses (2) $ amount 37.1$ 34.3$ 140.3$ 136.5$ 123.2$ % of avg. managed portfolio 6.1% 5.7% 5.8% 5.8% 5.3% Pretax return on managed assets (3) 0.5% 0.4% 0.4% 0.8% 1.4% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 12.4% 12.1% 15.5% 13.9% 11.3% Annualized net charge-offs As a % of total owned portfolio 7.0% 8.0% 8.0% 7.7% 7.7% Three Months Ended Years Ended

» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Thirty consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance 20 » Growing portfolio enhances operating leverage through economies of scale » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity » CPSS currently trading at a discount to book value

21 » No material effect observed in first quarter of 2020 » First quarter 2020 results include estimates of future effect » Originations volume down significantly in April 2020 » April 2020 furlough / layoff of 11% » Approximately 35% of workforce transitioned to work from home » Increased extensions of payments » Government mandated suspension of repossessions in six states

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission’s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 22

Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such estimates may be adversely affected by various factors, which include (in addition to risks relating to the COVD - 19 pandemic and to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; and economic conditions in geographic areas in which the Company's business is concentrated. The accuracy of such estimates may also be affected by the effects of the COVID - 19 pandemic and of governmental responses to said pandemic, which have included prohibitions on certain means of enforcement of receivables, and may include additional restrictions, as yet unknown, in the future. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 23